UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):  September 1, 2004
   -------------------------------------------------  -----------------

                                SCAN-OPTICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    000-05265                06-0851857
         --------                    ---------                ----------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification No.)

          169 Progress Drive, Manchester, CT             06040
          ----------------------------------             -----
       (Address of principal executive offices)        (Zip Code)


 Registrant's telephone number, including area code:    (860) 645-7878
 ---------------------------------------------------    --------------


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        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01         Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

         (a) Scan-Optics, Inc. (the "Company") received verbal notification on September 1, 2004 from the firm of Ernst & Young LLP ("E&Y"), with a follow-up letter dated September 2, 2004, of their decision to resign as the Company's independent accountant effective September 1, 2004.

         (b) The reports of E&Y on the financial statements of the Company for the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (c) During the Company's two most recent fiscal years and the subsequent interim period preceding the date of E&Y's resignation, there have been no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such periods.

         (d) During the Company's two most recent fiscal years and the subsequent interim period preceding the date of E&Y's resignation, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (e) The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 8, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         (f) E&Y had not previously advised management or the Audit Committee of the Company of its intention to resign. The Audit Committee has commenced an immediate search for a new independent certifying accountant. The Company will announce the engagement of such accountants when such engagement is finalized.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------
         (c) Exhibits.

                  16.1 Letter from Ernst & Young LLP dated September 8, 2004 regarding change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SCAN-OPTICS, INC.




                  By: /s/ Peter H. Stelling
                  -------------------------------------
                  Name: Peter H. Stelling
                  Title:  Chief Financial Officer, Vice President and Treasurer



Date:  September 8, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter from Ernst & Young LLP dated September 8, 2004 regarding change in certifying accountant.


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